UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 13, 2024

Streamline Health Solutions, Inc.
(Exact name of registrant as specified in its charter)

Delaware	0-28132	31-1455414
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2400 Old Milton Pkwy., Box 1353
Alpharetta, GA 30009
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (888) 997-8732

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.01 par value	STRM	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.         Entry into a Material Definitive Agreement.

The information set forth in Item 2.03 of this Current Report on Form 8-K is incorporated by reference into this Item 1.01.

Item 2.03.         Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On November 13, 2024, Streamline Health Solutions, Inc. (the “Company”) and certain of its subsidiaries entered into a Fifth Modification (the “Fifth Modification”) to Second Amended and Restated Loan and Security Agreement (as amended and supplemented, the “Loan and Security Agreement”) with Western Alliance Bank (“WAB”). The Fifth Modification amended certain financial covenants in the Loan and Security Agreement, including updating the definition of adjusted EBITDA and the maximum ARR net leverage ratio and minimum adjusted EBITDA thresholds.

The Fifth Modification also requires the Company to pay certain fees to WAB in connection with the extension of credit and subsequent repayment of obligations due to WAB under the Loan and Security Agreement. The foregoing fees, if any, will be due and payable on the earlier of (i) August 26, 2026, and (ii) the date on which the Company repays in full all obligations due to WAB under the Loan and Security Agreement.

The Loan and Security Agreement also includes negative covenants, subject to exceptions, which limit transfers, capital expenditures, indebtedness, certain liens, investments, acquisitions, dispositions of assets, restricted payments and the business activities of the Company, as well as customary representations and warranties, affirmative covenants and events of default, including cross defaults and a change of control default.

The foregoing description of the terms of the Fifth Modification does not purport to be complete and is qualified in its entirety by reference to the full text of the Fifth Modification, which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Item 9.01         Financial Statements and Exhibits.

(d) Exhibits.

EXHIBIT NUMBER	DESCRIPTION

10.1*+
Fifth Modification to Second Amended and Restated Loan and Security Agreement, dated November 13, 2024, by and between Streamline Health Solutions, Inc. and certain of its subsidiaries party thereto, and Western Alliance Bank.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

* Filed herewith
+ Certain portions of this exhibit (indicated by “[***]”) have been omitted pursuant to Item (601)(b)(10) of Regulation S-K. The Company agrees to furnish supplementally a copy of any omitted information to the Securities and Exchange Commission or its staff upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STREAMLINE HEALTH SOLUTIONS, INC.

Date: November 15, 2024	By:	/s/ Bryant J. Reeves, III
Bryant J. Reeves, III
Chief Financial Officer